Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2024
Long-Term Debt [Abstract]
Schedule of Minimum Hedging Requirements

On September 20, 2023, Greenfire issued US$300 million of senior secured notes (the “2028 Notes”). The 2028 Notes bear interest at the fixed rate of 12.00% per annum payable semi-annually, have a term of five years maturing on October 1, 2028, and is secured by a second priority lien on the Company’s assets, junior to the Senior Credit Facility and financial risk management contracts with the Senior Credit Facility lenders.

As at ($ thousands)	December 31, 2024	December 31, 2023
Senior secured notes (“2028 Notes”) $US	$238,969	$300,000
Foreign exchange rate	1.4389	1.3226
Senior secured notes (“2028 Notes”) $CAD	343,852	396,780
Unamortized debt discount and debt issue costs	(14,922)	(20,430)
Total term debt	$328,930	$376,350
Current portion of long-term debt	248,489	44,321
Long-term debt	$80,441	$332,029

Schedule of Options of Redemption Prices	The following table discloses the redemption amount including the “make whole” premium on redemption of the 2028 Notes:
2028 Notes
On or after October 1, 2025 to October 1, 2026	106%
On or after October 1, 2026 to October 1, 2027	103%
On or after October 1, 2027	100%
(1)	Forecasted production is defined by the 2028 Indenture as the Company’s proved developed producing (“PDP”) forecast in the Company’s most recent reserve report, as determined by a qualified and independent reserves evaluator, as prepared to the Canadian standard using National Instrument 51-101.
(2)	Consolidated indebtedness under the 2028 Indenture includes amounts outstanding under the 2028 Notes, amounts outstanding under the Senior Credit Facility, and any leases that would be classified as a “capital lease” under IAS® 17 – Leases (superseded).